                                                                    EXHIBIT 10.1


                               AMENDMENT NO. 3 TO
                               TERM LOAN AGREEMENT

      THIS AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (the "Amendment"), dated February 14, 2005, is entered into by and among ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Administrative Agent"), in its capacity as Administrative Agent, Sole Lead Arranger and as a Lender (Wells Fargo Bank, National Association, is sometimes herein also referred to as "Wells Fargo").

                                 R E C I T A L S

A. Pursuant to the terms of a Term Loan Agreement, dated as of June 12, 2002 between Borrower and Lender, as amended by an Amendment No. 1 to Term Loan Agreement dated June 19, 2003 and as further amended by an Amendment No. 2 to Term Loan Agreement dated June 30, 2004 (as amended, the "Loan Agreement"), Lender loaned to Borrower the principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (the "Loan"). The Loan is evidenced by certain promissory notes executed by Borrower in favor of Lender, which promissory notes aggregate to the principal amount of the Loan (collectively, the "Notes"), and is further evidenced by the documents described in the Loan Agreement as the "Loan Documents." All capitalized and herein undefined terms shall have the meanings as set forth in the Loan Agreement.

B. By letter dated July 31, 2003 from Borrower to Administrative Agent, Borrower exercised its option pursuant to Section 2.1(e) of the Loan Agreement to extend the Maturity Date to June 13, 2006.

C. By this Amendment, Borrower and Lender intend to extend the term of the Loan to February 14, 2012, and to modify and amend certain terms and provisions of the Loan Documents.

      NOW, THEREFORE, Borrower, Administrative Agent and Lender agree as follows:

      1. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Amendment:

            1.1 Reimbursement to Administrative Agent by Borrower of Administrative Agent's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby and payment of all other amounts due to Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys' fees and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors;

            1.2 The representations and warranties contained in this Amendment are true and correct;

            1.3 All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Amendment; and

            1.4 In addition to those amounts due and owing by Borrower pursuant to Section 1.1 and Section 1.3 of this Amendment, Borrower shall have paid to Administrative Agent an amount equal to $150,000 for the benefit of Lender in connection with Lender's approval of this Amendment.

      2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Event of Default or Unmatured Event of Default exists under any of the Loan Documents (as modified by this Amendment) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Amendment.

      3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

            3.1 Schedule 1.1. Schedule 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule set forth as Exhibit B attached hereto and made a part hereof.

            3.2 Applicable Fixed Rate Margin. The definition of "Applicable Fixed Rate Margin" set forth in the Loan Agreement is hereby deleted in its entirety and replaced by the following:

            "Applicable Fixed Rate Margin" means (i) prior to June 13, 2006, one and one-quarter percent (1.25%), and (ii) from and after June 13, 2006, one and three-tenths percent (1.30%).

            3.3 Term. Section 2.1(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            (d) Term. The outstanding balance of the Loan shall be payable in full on the earliest to occur of, (i) February 14, 2012, (ii) the acceleration of the Loan pursuant to Section 9.2(a), or
                  (iii) Borrower's written notice to Administrative Agent (pursuant and subject to Section 2.6(a)) of Borrower's election to prepay all accrued Obligations and terminate the Loan (said earlier date referred to herein as the "Maturity Date").

            3.4 Extension of Maturity Date. Section 2.1(e) is hereby deleted in its entirety, it being the intention of Borrower and the Lender that there not be any further options to extend the term of the Loan.

            3.5 Voluntary Prepayments. Section 2.6(a) is hereby deleted in its entirety and replaced with the following:

            (a)   Voluntary Prepayments. Borrower may, upon not less than three
                  (3) Business Days prior written notice to Administrative Agent not later than 11:00 A.M. (San Francisco time) on the date given, at any time and from time to time, prepay the Loan, in whole or in part, upon the terms and conditions set forth herein. In connection with the prepayment of all or any portion of the Loan, whether such payment is made voluntarily by Borrower or as a result of an acceleration of the Loan by Lenders following a Event of Default, Borrower shall pay to Lenders, in addition to any fees and costs which may be incurred by Lenders in connection with the prepayment of the Loan, including any Fixed Rate Price Adjustment, a prepayment premium as set forth on Schedule 2.6 attached hereto. Any notice of prepayment given to Administrative Agent under this
                  Section 2.6(a) shall specify the date of prepayment and the aggregate principal amount of the prepayment. In the event of a prepayment of any Fixed Rate Portion, Borrower shall pay any Fixed Rate Price Adjustment payable in respect thereof in accordance with Section 2.4(h). Administrative Agent shall provide to each Lender a conforming copy of such notice on the same Business Day such notice is received.

            BY INITIALING THIS PROVISION WHERE INDICATED BELOW, BORROWER CONFIRMS THAT LENDERS' AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATES AND ON THE OTHER TERMS SET FORTH HEREIN AND IN THE OTHER LOAN DOCUMENTS CONSTITUTES ADEQUATE AND VALUABLE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS AGREEMENT, AND BORROWER HEREBY WAIVES ANY DEFENSE IT MAY HAVE AT LAW OR IN EQUITY THAT ANY PREPAYMENT PREMIUM PROVIDED FOR HEREIN IS A PENALTY, BORROWER EXPRESSLY ACKNOWLEDGING THAT LENDERS HAVE MADE THE FINANCIAL ACCOMMODATIONS CONTEMPLATED BY THIS AGREEMENT IN RELIANCE ON THE AGREEMENTS AND WAIVER OF BORROWER AND THAT LENDERS WOULD NOT HAVE DONE SO WITHOUT SUCH AGREEMENTS AND WAIVERS.

                    Borrower Initials: /s/ RICHARD S. DAVIS
                                       --------------------

            3.6 Schedule 2.6. Schedule 2.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule set forth as Exhibit A attached hereto and made a part hereof.

      4. EFFECTIVENESS OF THIS AMENDMENT. The Amendment and all of the provisions hereof shall become effective upon the satisfaction of all of the conditions precedent set forth in Section 1 above and the execution of the Amendment by all parties hereto.

      5. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower and Guarantor, and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower and Guarantor; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

      6. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition, or covenant contained in the Notes or other Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Notes and other Loan Documents shall continue in full force and effect except as expressly modified hereby. Nothing contained herein shall serve to waive any of Lender's rights or remedies as a result of Borrower's non-compliance with any provision of the Loan Agreement or the Loan Documents either before or after the date hereof.

      7. MISCELLANEOUS. This Amendment and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. Time is of the essence of each term of the Loan Documents, including this Amendment. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Amendment and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

      8. INTEGRATION; INTERPRETATION. The Loan Documents, including this Amendment, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent and Lender in writing.

      9. EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

      IN WITNESS WHEREOF, Borrower, Administrative Agent and Lender have caused this Amendment to be duly executed as of the date first above written.

      BORROWER:               ARDEN REALTY LIMITED PARTNERSHIP,
                              a Maryland limited partnership

                              By:      ARDEN REALTY, INC.,
                                       a Maryland corporation,
                                       Its sole general partner

                                       By: /s/ RICHARD S. DAVIS
                                           -------------------------------------
                                       Name: Richard S. Davis
                                             -----------------------------------
                                       Its: Executive Vice President and Chief
                                            Financial Officer
                                            ------------------------------------

      ADMINISTRATIVE AGENT    WELLS FARGO BANK,
      AND LENDER:             NATIONAL ASSOCIATION

                              By: /s/ TODD T. POPOVICH
                                  ----------------------------------------------
                              Name: Todd T. Popovich
                                    --------------------------------------------
                              Its: Vice President
                                   ---------------------------------------------

                               GUARANTOR'S CONSENT

      The undersigned ("Guarantor") consents to the foregoing AMENDMENT NO. 3 TO TERM LOAN AGREEMENT and the transactions contemplated thereby and reaffirms its obligations under the Repayment Guaranty ("Guaranty") dated as of June 12, 2002, and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.

                  Dated as of: February 14, 2005

                  ARDEN REALTY, INC., a Maryland corporation

                  By /s/ RICHARD S. DAVIS
                     ------------------------------------------
                  Name: Richard S. Davis
                        ---------------------------------------
                  Its: Executive Vice President and Chief
                       Financial Officer
                       ----------------------------------------

                                    EXHIBIT A

                                  SCHEDULE 2.6
                               PREPAYMENT PREMIUMS

  DATE OF PARTIAL OR WHOLE PREPAYMENT                                 PREPAYMENT PREMIUM
  -----------------------------------                                 ------------------
February 14, 2005 to February 14, 2006                 0.375% of the aggregate principal amount of the prepayment
February 15, 2006 to February 14, 2007                 0.25% of the aggregate principal amount of the prepayment
February 15, 2007 to February 14, 2008                 0.15% of the aggregate principal amount of the prepayment
February 15, 2008 to February 14, 2009                 0.10% of the aggregate principal amount of the prepayment
February 15, 2009 to February 14, 2012                                            None

                                    EXHIBIT B

                                  SCHEDULE 1.1
                                 PRO RATA SHARES

LENDER                                      PRO RATA SHARE        AMOUNT
------                                      --------------        ------
Wells Fargo Bank, National Association           100%           $75,000,000

ALL LENDERS                                      100%           $75,000,000